1 Investor Day 12.04.08 Prudential Financial, Inc. Investor Day December 4, 2008 Exhibit 99.2

Investor Day 12.04.08
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U.S. Private
Securities Litigation Reform Act of 1995. It is possible that actual results may differ materially from any expectations or predictions expressed in this presentation. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,”
“intends,” “should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon
Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate, and other financial markets, particularly in light of the stress experienced by the global financial markets that began in the second half of 2007 and substantially increased in the third quarter of 2008; (2) the availability and cost of external financing for our operations, which has been affected by the stress experienced by the global financial markets ; (3) interest rate fluctuations; (4) reestimates of our reserves for future policy benefits and claims; (5) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (6) changes in our assumptions related to deferred policy acquisition costs, valuation of business acquired or goodwill; (7) changes in our claims-paying or credit ratings;
(8) investment losses and defaults; (9) competition in our product lines and for personnel; (10) changes in tax law; (11) economic, political, currency and other risks relating to our international operations; (12) fluctuations in foreign currency exchange rates and foreign securities markets; (13) regulatory or legislative changes , including government actions in response to the stress experienced by the global financial markets; (14) changes in our claims paying or financial strength ratings; (15) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (16) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (17) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks;
(18) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing the projected results of acquisitions; (19) changes in statutory or U.S. GAAP accounting principles, practices or policies; (20) changes in assumptions for retirement expense; (21) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (22) risks due to the lack of legal separation between our Financial Services Businesses and our
Closed Block Business. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
_______________________________________________________________________________
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.
Forward-Looking Statements

Investor Day 12.04.08
This presentation includes references to “adjusted operating income.” Adjusted operating income is a non-GAAP measure of performance of our Financial
Services Businesses. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax profile. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income excludes gains and losses from changes in value of certain assets and liabilities related to foreign currency exchange movements that have been economically hedged, as well as counterparty credit losses on derivative positions experienced during the third quarter of 2008. Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values will ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income. We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses. However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the excluded items are important to an understanding of our overall results of operations. The schedules on the following pages provide a reconciliation of adjusted operating income to income from continuing operations in accordance with GAAP.
Return on equity (“ROE”) based on adjusted operating income is determined by dividing adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and accumulated other comprehensive income related to pension and postretirement benefits.
Our expectations of Common Stock earnings per share and ROE are based on after-tax adjusted operating income. Because we do not predict future realized investment gains / losses or recorded changes in asset and liability values that will ultimately accrue to contractholders, we cannot provide a measure of our Common Stock earnings per share or ROE expectations based on income from continuing operations of the Financial Services Businesses
, which is the GAAP measure most comparable to adjusted operating income.
For additional information about adjusted operating income and the comparable GAAP measure please refer to our Annual Report on Form 10-K for the year ended December 31, 2007, our Current Report on Form 8-K dated May 16, 2008 to retrospectively adjust portions of the Company’s Annual Report on
Form 10-K for the year ended December 31, 2007, and our Quarterly Report on Form 10-Q and 10-Q/A for the quarter ended September 30, 2008 located on the Investor Relations Web site at
www.investor.prudential.com.
Additional historical information relating to the Company’s financial performance, including its third quarter 2008 Quarterly Financial Supplement, is also located on the Investor Relations website.
The information referred to above and on the prior page, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31, 2007, and our Quarterly Report on Form 10-Q and 10-Q/A for the quarter ended September 30, 2008, should be considered by readers when reviewing forward-looking statements contained in this presentation.
Non–GAAP Measure

Investor Day 12.04.08
Reconciliation between adjusted operating income
and the comparable GAAP measure
Nine months ended
(in millions, except per share data) September 30, 2008
Financial Services Businesses:
Pre-tax adjusted operating income (loss) by division:
Insurance Division 670 $
Investment Division 697
International Insurance and Investments Division 1,415
Corporate and other operations (61)
Total pre-tax adjusted operating income 2,721
Income taxes, applicable to adjusted operating income 717
Financial Services Businesses after-tax adjusted operating income 2,004
Reconciling items:
Realized investment losses, net, and related charges and adjustments (1,711)
Investment gains (losses) on trading account assets supporting insurance liabilities, net (919)
Change in experience-rated contractholder liabilities due to asset value changes 682
Divested businesses (276)
Equity in earnings of operating joint ventures 108
Total reconciling items, before income taxes (2,116)
Income taxes, not applicable to adjusted operating income (715)
Total reconciling items, after income taxes (1,401)
Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures
603
Equity in earnings of operating joint ventures, net of taxes (62)
Income (loss) from continuing operations (after-tax) of Financial Services Businesses 541
Income (loss) from discontinued operations, net of taxes 3
Net income (loss) of Financial Services Businesses 544 $
Earnings per share of Common Stock (diluted):
Financial Services Businesses after-tax adjusted operating income 4.65 $
Reconciling items:
Realized investment losses, net, and related charges and adjustments (3.90)
Investment gains (losses) on trading account assets supporting insurance liabilities, net (2.10)
Change in experience-rated contractholder liabilities due to asset value changes 1.55
Divested businesses (0.62)
Equity in earnings of operating joint ventures 0.25
Total reconciling items, before income taxes (4.82)
Income taxes, not applicable to adjusted operating income (1.63)
Total reconciling items, after income taxes (3.19)
Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures
1.46
Equity in earnings of operating joint ventures, net of taxes (0.14)
Income (loss) from continuing operations (after-tax) of Financial Services Businesses
1.32
Income (loss) from discontinued operations, net of taxes 0.00
Net income (loss) of Financial Services Businesses 1.32 $
Weighted average number of outstanding Common shares (diluted) 438.6
Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
Net income (loss) of Financial Services Businesses (above) 544 $
Net income (loss) of Closed Block Business (51)
Consolidated net income (loss) 493 $
Direct equity adjustments for earnings per share calculations 36 $

Investor Day 12.04.08
Reconciliation between adjusted operating income
and the comparable GAAP measure (continued)
Nine months ended
(in millions) September 30, 2008
Revenues (1):
Premiums 8,861 $
Policy charges and fee income 2,342
Net investment income 6,332
Asset management fees, commissions and other income 2,608
Total revenues 20,143
Benefits and Expenses (1):
Insurance and annuity benefits 9,066
Interest credited to policyholders' account balances 2,462
Interest expense 787
Deferral of acquisition costs (1,735)
Amortization of acquisition costs 891
General and administrative expenses 5,951
Total benefits and expenses 17,422
Adjusted operating income before income taxes 2,721
Reconciling items:
Realized investment gains (losses), net, and related adjustments (1,756)
Related charges 45
Total realized investment gains (losses), net, and related charges and adjustments (1,711)
Investment gains (losses) on trading account assets supporting insurance liabilities, net (919)
Change in experience-rated contractholder liabilities due to asset value changes 682
Divested businesses (276)
Equity in earnings of operating joint ventures 108
Total reconciling items, before income taxes (2,116)
Income from continuing operations before income taxes and equity in earnings of operating joint ventures 605
Income tax expense 2
Income from continuing operations before equity in earnings of operating joint ventures 603 $
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures.  Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Prudential Financial, Inc. Rich Carbone Chief Financial Officer Rich Carbone Chief Financial Officer

Investor Day 12.04.08
Considerations for 4Q 2008
(1)
• Ending S&P 500 level of 800
• 16% full year 2008 effective tax rate
• 4Q08 Individual Annuities charges:
– DAC and related items; GMDB/GMIB reserve increases - expected pre-tax charge of $1.2 billion
– Living benefits hedging breakage through November, net of DAC amortization, amounted to a pre-tax loss of approximately $225 million
• Wachovia joint venture classified as a divested business
• Not reflected in guidance: potential impairments of goodwill and equity investments in operating joint ventures:
– Goodwill balance - $950 million
(2)
– Equity investments in operating joint ventures currently under impairment review - $600 million
(2)
1) Financial Services Businesses
2) Balance Sheet carrying amount as of September 30, 2008

Investor Day 12.04.08
4Q 2008 Update
(1)
• Expected 4Q08 credit losses of $300 million to $400 million (2)(3)
• Expected 4Q08 impairments of equity securities of $300 million to
$400 million (2)
• General Account fixed maturity gross unrealized losses of
$13.4 billion as of November 21, 2008 ($5.9 billion as of
September 30, 2008)
1) Financial Services Businesses
2) Pre-tax; estimate as of December 3, 2008; amount subject to change based on December 2008 developments
3) Includes impairments and sales of credit impaired securities

Investor Day 12.04.08
Considerations for 2009
(1)
• 2008 baseline earnings
• Ending S&P 500 level of 900; average of 850
• 25% effective tax rate
• US Dollar @ 106 Yen
• Wachovia joint venture removed from AOI for all periods
1) Financial Services Businesses

Investor Day 12.04.08
Earnings Guidance
(1)
1) Based on after-tax adjusted operating income for the Financial Services Businesses
2) Excludes impact of potential impairments of goodwill and equity investments in operating joint ventures
$5.25 - $5.65
Non-Recurring/
Unsustainable 2008 Items
$2.05
Baseline 2008
Earnings  Level
(2)
$5.40 - $5.60
Sept. 2008 YTD
$4.65
4Q08 Guidance
(2)
($1.10) – ($1.30)
2008 Guidance
(2)
$3.35 – $3.55
Includes expected 4Q08 loss for Individual Annuities
segment:
-$1.4 billion pre-tax (loss of $1.80 per share):
-Reflects expected charges for DAC and related
items, increased GMDB and GMIB reserves, living
benefits hedging breakage
2009 Guidance

11 Investor Day 12.04.08

Prudential Financial, Inc. Prudential Financial, Inc. Prudential Financial, Inc. John Strangfeld CEO and Chairman John Strangfeld CEO and Chairman

Investor Day 12.04.08
Long-Term Objectives
•
Balanced mix of businesses and risks
•
Well positioned in protection and retirement &
accumulation markets – domestic and international
•
Mid-teens ROE in normal markets
•
Double digit EPS growth
•
Managed for strong capital position

14 Investor Day 12.04.08